                                      8-K
                                  EXHIBIT 99.3

         THIS INSTRUMENT IS SUBJECT TO THE TERMS OF AN INTERCREDITOR AGREEMENT DATED AS OF JUNE 30, 1995 AMONG VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED, VIDEO JUKEBOX NETWORK, INC., AND TM/VIDEO INTERNATIONAL, INC., WHICH INTERCREDITOR AGREEMENT IS INCORPORATED HEREIN BY REFERENCE.


                  VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED

                            SECURED PROMISSORY NOTE



$1,500,000 (U.S.)                                                  June 30, 1995




         For value received, VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED, a company organized under the laws of England and Wales ("Maker"), does hereby promise to pay to TM/VIDEO INTERNATIONAL, INC., a Delaware corporation ("Payee"), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) (US).

         Maker further promises to pay interest on the unpaid principal amount of this Secured Promissory Note (this "Note") from the date hereof until such unpaid principal is paid in full, payable at the rates and at the times provided in that certain Secured Loan Agreement dated as of the date hereof between Maker and Payee (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement").

         This Note (a) is the Note referred to in the Loan Agreement, (b) is subject to the provisions of the Loan Agreement, (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement and
(d) is senior in right of payment to Maker's other obligations to other lenders to the extent and as provided in the Loan Agreement. Capitalized terms used herein shall have the meanings set forth in the Loan Agreement unless otherwise defined herein to the contrary or unless the context otherwise requires.

         In addition to and not in limitation of the foregoing and of the provisions of the Loan Agreement, Maker further agrees, subject only to any limitation imposed by applicable law, the Loan Agreement and as provided below, to pay all expenses, including reasonable attorneys' fees and expenses, incurred by the Payee in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.
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         Upon or at any time after the occurrence of an Event of Default, this
Note shall become due and payable forthwith in accordance with Section 7.2 of the Loan Agreement, without presentment, demand, notice or protest of any kind, all of which are hereby expressly waived by Maker. No delay or omission of Payee in exercising any right or power hereunder shall impair any such right or power, or be deemed or construed to be a waiver of any default hereunder or an acquiescence therein. No waiver shall be valid unless signed in writing by Payee and then only to the extent specifically set forth in such writing.

         Upon any endorsement, assignment or other transfer of this Note by Payee or by operation of law including, without limitation, the endorsement of this Note to a third party, the term "Payee", as used herein, shall mean such endorsee, assignee or other transferee or successor to Payee then becoming the holder of this Note. This Note shall inure to the benefit of Payee and its successors and assigns.

         The Loan made by Payee to Maker under the Loan Agreement and all payments made by Maker on account of the principal amount hereof shall be recorded by Payee and, prior to any transfer thereof, endorsed on the grid attached hereto which is part of this Note.

         It is the intention of Maker and Payee to conform to applicable usury laws, if any. Accordingly, notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, it is agreed as follows: (a) the aggregate of all interest and any other charges constituting interest under applicable law and contracted for, chargeable, or receivable under this Note or otherwise in connection with the obligation evidenced hereby shall under no circumstances exceed the maximum amount of interest permitted by applicable law, if any, and any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall, at the option of Maker, be refunded to Maker or credited on the principal amount of this Note; and (b) in the event that the entire unpaid balance of this Note is declared due and payable by Payee, then earned interest may never include more than the maximum amount permitted by applicable law, if any, and any unearned interest shall be cancelled automatically and, if theretofore paid, shall at the option of Maker, either be refunded to Maker or credited, to the extent permitted by law, on the principal amount of this Note.

         THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE IN ALL RESPECTS (AND WITHOUT APPLICATION OF ANY OF ITS CONFLICT OF LAWS PROVISIONS).

         Maker hereby submits to the nonexclusive jurisdiction of the United States District Court covering Wilmington, Delaware for all purposes of or in connection with this Agreement; provided that nothing in this Note shall affect Payee's right to bring any action or proceeding against Maker or its property in the courts of any other jurisdiction. Maker hereby consents to process being served in any suit, action or proceeding of the nature referred to above either (a) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt





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requested, to its address shown below its signature hereto or (b) by serving a copy thereof upon Maker's authorized agent for service of process (to the extent permitted by applicable law, regardless whether the appointment of such agent for service of process for any reason shall prove to be ineffective or such agent for service of process shall accept or acknowledge such service); provided that, to the extent lawful and practicable, written notice of said service upon said agent shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to Maker at its address shown below its signature hereto. Maker agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to it.
Nothing herein shall affect Payee's right to serve process in any other manner permitted by law, or limit Payee's right to bring proceedings against Maker in the courts of any other jurisdiction.

         MAKER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         In the event that any term or provision of this Note or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Note shall be valid and be enforced to the fullest extent permitted by law.





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         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.

                                         MAKER:
                                         -----

                                         VIDEO JUKEBOX NETWORK INTERNATIONAL
                                         LIMITED, a company incorporated under
                                         the laws of England and Wales




                                         By: /s/ Vincent Monsey
                                             ----------------------------------
                                             Name: Vincent Monsey
                                             Title: Managing Director






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                  VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED
                            SECURED PROMISSORY NOTE


                                   Amount of                   Interest                   Principal
                                 Principal Paid                  Paid                      Balance
          Date                    or Forgiven                  (if any)                  Outstanding
          ----                    -----------                  --------                  -----------

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


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